Annual Report

Capital
Opportunity
Fund

December 31, 1996

T. Rowe Price

Report Highlights

     o Stocks were strong during the year, but the second half was frustrating for small-cap growth investors as market leadership rotated to large-capitalization, blue chip stocks.

     o During the past 6- and 12-month periods, fund returns of 4.29% and 16.76%, respectively, essentially tracked the Lipper benchmark and lagged the S&P 500.

     o Most fund gains and losses were generated by a few holdings. Given the concentrated nature of the fund, this should not be surprising.

     o During the past six months, we initiated a significant position in PepsiCo, whose growth potential appears promising.

     o As long as the economy maintains a moderate growth path, and interest rates and mutual fund cash inflows are stable, we remain encouraged about the prospects for attractive returns this year.

Fellow Shareholders

Your fund turned in reasonable results for the year ended December 31, 1996, slightly ahead of its peer group. However, the second half was frustrating as stock market leadership rotated to the large-capitalization, blue chip stocks such as those in the unmanaged Standard & Poor's 500 Stock Index. The movement was fueled by investors seeking to own stocks with predictable earnings growth and better liquidity.

Performance Comparison

Periods Ended 12/31/96             6 Months        12 Months
_____________________________________________________________

Capital Opportunity Fund              4.29%          16.76%

S&P 500                              11.68           22.96

Lipper Capital Appreciation
Funds Average                         4.70           16.31

During the past 6- and 12-month periods, your fund essentially tracked the average returns of comparable Lipper funds and lagged the S&P 500. The type of stock market environment we encountered during the second half of 1996 proved to be especially challenging for many of the broader-based funds included in the Lipper Capital Appreciation Funds Average.

MARKET ENVIRONMENT

Spurred on by 1995's impressive gains, one of the highest for the S&P 500 in over 25 years, many investors began 1996 expecting the stock market to pause and digest its robust performance. Although last year's 22.96% return was more modest than 1995's 37.6%, it was well above the market's historical average return of 10.6%. In a nearly perfect environment for stocks, characterized by relatively stable interest rates, moderate inflation, and solid corporate earnings growth, record new highs were common through much of the year.

In addition to the positive backdrop for stocks of the past few years, the flood of money into equity mutual funds played a significant role in the market's strong performance. Somewhat surprisingly, overall stock market volatility on a percentage basis has been low during the impressive bull run. The strong mutual fund cash inflows have created a "buy on the dips" mentality among many investors, which helped dampen potential corrections and drive stock prices higher. As discussed in a previous report, the jury is out on whether this infusion of liquidity is secular and long term or merely cyclical in nature.

Earnings growth has continued to be surprisingly strong during the second half of the year, especially with the larger capitalization companies. Clearly, the benefits of corporate restructuring and profitability gains from technology investments over the past few years are helping companies leverage their operating results. This bodes well for the outlook for corporate profitability growth as the underlying economy appears to be carrying solid momentum into 1997.

PORTFOLIO REVIEW

Given the fund's concentrated investment focus, it should not be surprising that the majority of fund gains were generated by a few holdings. Since the fund's inception, several stocks have been consistently strong contributors to performance, and this was also true during the second half and the entire year. These stocks include Catalina Marketing, a leader in the in-store marketing industry; OEA, a leading supplier of automotive airbag components; and ADT, the nation's leading security alarm concern.

 ...The majority of fund gains were generated by a few holdings.

Catalina Marketing and OEA continue to deliver impressive earnings growth, which has been recognized by investors, as both companies have seen significant expansion of their price-to-earnings multiples in recent months. ADT has benefited from its role as the target of acquisition offers from both Republic Industries and Western Resources.

Several other stocks were strong contributors to performance during the second half, including Tupperware, a global direct marketer of Tupperware products and miscellaneous kitchen accessories, which we highlighted in our last report; Biogen, a leading biotechnology company, whose share price surged as investors anticipated the future success of the company's recently approved drug for the treatment of multiple sclerosis; and Centerior Energy, a Cleveland utility involved in a pending merger with Ohio Edison.

During the second half, fund results were enhanced by strong performance from the drugstore sector, which continues to generate strong profit growth and experience rapid consolidation. The industry was one of the performance leaders during the year, and portfolio holdings Eckerd and Revco posted strong gains.

Unfortunately, our concentrated investment approach also results in increased risk when a potentially attractive investment is unsuccessful. During the second half, two health care holdings hurt performance. The combination of a rapidly changing industry environment and merger distractions led to disappointing earnings for Apria Healthcare and United HealthCare, resulting in sharp declines in their share prices. Two smaller-capitalization companies also disappointed: Alliance Entertainment, a leading music distributor, and Copart, a leading processor of damaged vehicles for the insurance industry. We eliminated our positions in United HealthCare and Alliance Entertainment but retained the Copart and Apria Healthcare holdings. Despite the recent price declines in Copart and Apria Healthcare shares, we continue to believe the companies' earnings growth potential is not being properly valued by the market and remain encouraged about the outlook for both companies.

Our concentrated investment approach also results in increased risk...

To give shareholders a more detailed understanding of how the Capital Opportunity Fund implements its investment strategy, we take a look here at one of our major purchases during the past six months-PepsiCo, the leading beverage, snack food, and restaurant company. PepsiCo's shares significantly underperformed the market during the second half of 1996 as the company's restaurant and international beverage segments generated disappointing operating results. We believe that senior management changes made at PepsiCo in early 1996 could serve as a catalyst for the company to review its portfolio of businesses. We expect the investment community to become more receptive to the PepsiCo story in 1997 and beyond, as management's efforts to improve growth prospects become more visible.

OUTLOOK

The stock market environment entering 1997 is encouraging as economic growth remains solid, inflationary pressures are modest, and the outlook for interest rates appears stable. This ideal environment has helped produce two years of significantly above-average equity returns, with minimal overall market volatility. Although we remain upbeat, we are realistic. Based on historical stock market performance, results in 1997 are not likely to match recent stellar returns, and overall market volatility will probably increase.

If a correction does occur in 1997, we would use your fund's flexible investment charter to capitalize on attractive investment opportunities, which tend to occur during such periods. With the momentum of the economy remaining positive and the outlook for corporate earnings growth continuing to be solid, we believe the outlook for your fund remains encouraging.

Respectfully submitted,

John F. Wakeman
Chairman of the Investment Advisory Committee

January 23, 1997

Sticking To Your Game Plan

Chart 1 - Time Reduces Volatility of Market Returns

In our report to you one year ago, we mentioned the possibility of a modest decline in stock prices. In fact, from May to July 1996, the broad market (as measured by the Standard & Poor's 500 Stock Index) fell around 7%. However, the bull market resumed its charge to post a robust 23% gain for the year.

Some believe the market is poised for a significant downturn. We do not expect a major drop in stock prices in 1997, although another modest pullback is possible. On balance, we expect stocks to advance at a much slower pace.

How should you prepare for a potential market pullback? As always, our advice is to diversify your investments and focus on the long term. If you've implemented a sound investment strategy, stay the course. Stocks have historically overcome periods of volatility to provide better returns than most other investments. Market corrections can even have a silver lining because they result in good buying opportunities.

Furthermore, the volatility of stock market returns has diminished significantly over longer time frames. The chart shows the best and worst annualized returns on stocks over various rolling time periods between 1950 and 1996. (For instance, there were 37 rolling 10-year periods: 1950-1960, 1951-1961, etc.) Investors who held stocks for only one year could have had as much as a 52.6% gain, or as little as a 26.5% loss - a spread of 79 percentage points. However, investors who held stocks for 10-year periods or longer always overcame interim volatility to post gains for the entire period.

In addition, a well-diversified portfolio can weather volatility better than a more concentrated portfolio over the long term and particularly during market corrections. For example, during last summer's correction, small-company stocks fell nearly 16% while large-company issues dropped 7.3%. However, a portfolio diversified among large U.S. companies (30% of assets), small U.S. companies (15%), foreign companies (15%), intermediate-term Treasury bonds (30%), and Treasury bills (10%) would have lost a smaller 5.2% of its value.1

Above all, remember that investing is a long-distance race, not a sprint.

1 Ned Davis Research.

T. Rowe Price Capital Opportunity Fund

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS
                                      Percent of
                                      Net Assets
                                        12/31/96

Centerior Energy                            3.4%

ADT                                         3.4

OEA                                         3.3

La Quinta Inns                              3.1

Catalina Marketing                          2.9
_________________________________________________

Mercury Finance                             2.7

USA Waste Services                          2.5

HFS                                         2.4

Dayton Mining                               2.4

BISYS Group                                 2.2

_________________________________________________

Revco                                       2.2

General Nutrition                           2.0

First Data                                  2.0

PepsiCo                                     2.0

Consolidated Cigar Holdings                 2.0
_________________________________________________

Electronic Data Systems                     2.0

Apria Healthcare                            1.9

Tupperware                                  1.9

Petrolite                                   1.9

Great Lakes Chemical                        1.9
_________________________________________________

Weatherford Enterra                         1.7

American Pad & Paper                        1.7

PacifiCare Health Systems                   1.7

Ceridian                                    1.6

Columbia/HCA Healthcare                     1.6
_________________________________________________

Total                                      56.4%

T. Rowe Price Capital Opportunity Fund

Portfolio Highlights

CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE PER SHARE

6 Months Ended 12/31/96

Ten Best Contributors
___________________________________________________________

Centerior Energy                                23(cents)

Eckerd                                          14

Biogen**                                        13

Tupperware                                      11

Cooper Cameron                                  11

Revco*                                          10

ADT                                             10

Catalina Marketing                              10

OEA                                              9

PacifiCare Health Systems                        9
___________________________________________________________

Total                                          120(cents)

Ten Worst Contributors
___________________________________________________________


Apria Healthcare                              - 16(cents)

United HealthCare**                             14

Alliance Entertainment**                        13

Palmer Wireless                                 11

Continental Waste Industries**                   9

Sybase**                                         8

Aerial Communications*                           8

Copart                                           7

Intuit**                                         6

AnnTaylor Stores**                               6
___________________________________________________________

Total                                         - 98(cents)

12 Months Ended 12/31/96

Ten Best Contributors
___________________________________________________________

OEA                                             32(cents)

Catalina Marketing                              29

National Data                                   22

ADT                                             21

ITG                                             21

USA Waste Services                              21

Dayton Mining                                   19

Eckerd                                          16

Centerior Energy                                16

Republic Industries**                           16
___________________________________________________________

Total                                          213(cents)


Ten Worst Contributors
___________________________________________________________

Alliance Entertainment**                      - 23(cents)

Copart                                          20

Exide                                           18

Cadmus Communications**                         18

United HealthCare**                             16

Expert Software*                                12

Palmer Wireless*                                11

Aerial Communications*                          10

Intuit**                                        10

Mobile Telecom. Technologies**                   9
___________________________________________________________

Total                                        - 147(cents)

*Position added
**Position eliminated

T. Rowe Price Capital Opportunity Fund

Performance Comparison

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

Chart 2 - Performance Comparison -

Average Annual Compound Total Return

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.
                                         Since   Inception
Periods Ended 12/31/96      1 Year   Inception        Date
___________________________________________________________

Capital Opportunity Fund    16.76%      32.01%    11/30/94

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

T. Rowe Price Capital Opportunity Fund

For a share outstanding throughout each period
Financial Highlights
                              Year                11/30/94
                             Ended                      to
                          12/31/96    12/31/95    12/31/94

NET ASSET VALUE
Beginning of period      $   14.13     $ 10.43    $ 10.00
Investment activities
   Net investment income         -*       0.01*      0.02*
   Net realized and
   unrealized gain (loss)     2.36        4.83       0.41

   Total from
   investment activities      2.36        4.84       0.43

Distributions
   Net investment income         -       (0.01)         -
   Net realized gain         (0.74)      (1.13)         -

Total distributions          (0.74)      (1.14)         -

NET ASSET VALUE

End of period            $   15.75     $ 14.13    $ 10.43
                         ___________________________________

Ratios/Supplemental
   Data

Total return                16.76%*     46.51%*     4.30%*

Ratio of expenses to
average net assets           1.35%*      1.35%*     1.35%*!

Ratio of net investment
income to average
net assets                   0.02%*      0.08%*     2.71%*!

Portfolio turnover rate     107.3%      136.9%     134.5%!

Average commission
rate paid                 $ 0.0619           -          -

Net assets, end
of period
(in thousands)            $125,077     $61,923    $ 2,437

*    Excludes expenses in excess of a 1.35% voluntary expense
     limitation in effect through 12/31/96.
!    Annualized.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Capital Opportunity Fund

                                            December 31, 1996
T. Rowe Price Capital Opportunity Fund

Statement of Net Assets

                              Shares/Par          Value
                                           In thousands
_________________________________________________________________
Common Stocks  89.8%

FINANCIAL  6.2%
Insurance  2.5%
Harleysville Group5                1,140    $     1,547
Mid Ocean Limited                 30,000          1,575
                                                  3,122
Financial Services  3.7%
ITG *                             65,000          1,235
Mercury Finance                  275,000          3,369
                                                  4,604
Total Financial                                   7,726

UTILITIES  5.6%
Telephone  2.2%
Aerial Communications *          225,000          1,800
Palmer Wireless *                 90,000            950
                                                  2,750
Electric Utilities  3.4%
Centerior Energy                 400,000          4,300
                                                  4,300
Total Utilities                                   7,050

CONSUMER NONDURABLES  12.8%
Beverages  2.0%
PepsiCo                           85,000          2,486
                                                  2,486

Hospital Supplies/Hospital
Management  1.6%
Columbia/HCA Healthcare           50,000          2,038
                                                  2,038
Pharmaceuticals  0.7%
Global Pharmaceutical *          120,000            825
                                                    825
Health Care Services  3.6%
Apria Healthcare *               130,000          2,438
PacifiCare Health Systems
(Class B) *                       25,000          2,128
                                                  4,566

Miscellaneous Consumer Products  4.9%
Consolidated Cigar Holdings *    100,000    $     2,475
CUC International *               75,000          1,781
Richfood Holdings                 74,850          1,815
                                                  6,071
Total Consumer Nondurables                       15,986

CONSUMER SERVICES  22.3%
General Merchandisers  1.2%
Warnaco Group                     50,000          1,481
                                                  1,481
Specialty Merchandisers  8.1%
American Stores                   40,000          1,635
Eckerd *                          26,830            859
General Nutrition *              150,000          2,550
Revco *                           73,000          2,701
Tupperware                        45,000          2,413
                                                 10,158

Entertainment and Leisure  7.9%
Boston Chicken *                  50,000          1,794
HFS *                             50,000          2,987
La Quinta Inns                   204,700          3,915
Red Roof Inns *                   75,000          1,163
                                                  9,859

Media and Communications  5.1%
ADVO                             112,000          1,568
Catalina Marketing *              65,800          3,627
Scholastic *                      17,000          1,137
                                                  6,332
Total Consumer Services                          27,830

TECHNOLOGY  9.7%
Electronic Systems  3.4%
ADT *                            185,900          4,252
                                                  4,252

Office Automation  1.6%
Ceridian *                        50,400          2,041
                                                  2,041
Telecommunications Equipment  1.4%
Cisco Systems *                   28,000    $     1,783
                                                  1,783

Aerospace and Defense  3.3%
OEA                               90,000          4,118
                                                  4,118
Total Technology                                 12,194

CAPITAL EQUIPMENT  1.9%
Electrical Equipment  1.9%
ESCO Electronics                 122,100          1,221
Exide                             50,000          1,150
Total Capital Equipment                           2,371

BUSINESS SERVICES AND
TRANSPORTATION  14.0%

Computer Service and Software  5.2%
Electronic Data Systems           57,000          2,465
Expert Software *                 63,500            218
First Data                        69,000          2,519
National Data                     30,800          1,340
                                                  6,542
Distribution Services  1.6%
Alco Standard                     39,000          2,013
                                                  2,013
Environmental  2.6%
USA Waste Services *             100,000          3,188
                                                  3,188
Miscellaneous Business Services  4.6%
BISYS Group *                     75,000          2,780
Copart *                         147,500          1,917
Interim Services *                30,000          1,065
                                                  5,762
Total Business Services and
Transportation                                   17,505

ENERGY  3.0%
Energy Services  1.2%
Cooper Cameron *                  20,000    $     1,530
                                                  1,530
Exploration and Production  1.8%
Weatherford Enterra *             72,500          2,175
                                                  2,175
Total Energy                                      3,705

PROCESS INDUSTRIES  5.5%
Specialty Chemicals  3.8%
Great Lakes Chemical              50,000          2,338
Petrolite                         50,300          2,364
     4,702
Paper and Paper Products  1.7%
American Pad & Paper *            95,000          2,149
     2,149
Total Process Industries                          6,851

BASIC MATERIALS  4.2%
Metals  1.3%
Reynolds Metals                   30,000          1,691
     1,691
Mining  2.9%
Dayton Mining *                  443,000          2,963
Durban Roodepoort Deep ADR *      10,000             74
Highlands Gold (AUD) *           117,520             69
Prime Resources Group (CAD)       67,500            477
     3,583
Total Basic Materials                             5,274

Miscellaneous Common Stocks   4.6%                5,795
Total Common Stocks (Cost
$97,459)                                        112,287

Short-Term Investments  17.1%

Government Agency Obligations  12.0%
Federal Home Loan Mortgage
Discount Notes 5.33%,
1/30/97                     $  5,000,000    $     4,979

     5.45%, 1/17/97            5,000,000          4,988

Federal National Mortgage
Assn. Discount Notes 5.22%,
1/13/97                        5,000,000          4,991
                                                 14,958

Repurchase Agreements  5.1%
Investments in Repurchase
Agreements through a
joint account, 6.52%, 1/2/97   6,406,979          6,407
                                                  6,407
Total Short-Term Investments
(Cost  $21,365)                                  21,365

Total Investments in Securities
106.9% of Net Assets
(Cost $118,824)                             $   133,652
Other Assets Less Liabilities                    (8,575)

NET ASSETS                                  $   125,077
                                            ___________

Net Assets Consist of:
Accumulated net realized gain/
loss - net of distributions                 $     1,018
Net unrealized gain (loss)                       14,828
Paid-in-capital applicable to
7,938,883 shares of $0.0001 par
value capital stock outstanding;
1,000,000,000 shares authorized                 109,231

NET ASSETS                                  $   125,077
                                            ___________

NET ASSET VALUE PER SHARE                   $     15.75
                                            ___________
*    Non-income producing
AUD  Australian dollar
CAD  Canadian dollar

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Capital Opportunity Fund

Statement of Operations
In thousands
                                                   Year
                                                  Ended
                                               12/31/96
Investment Income

Income
   Interest                                 $       826
   Dividend                                         735

   Total income                                   1,561

Expenses
   Investment management                            890
   Shareholder servicing                            406
   Custody and accounting                            97
   Registration                                      79
   Prospectus and shareholder reports                32
   Legal and audit                                   16
   Directors                                          8
   Miscellaneous                                     14

   Total expenses                                 1,542


Net investment income                                19

Realized and Unrealized Gain (Loss)

Net realized gain (loss) on securities            4,575
Change in net unrealized gain or loss
on securities                                     8,698

Net realized and unrealized gain (loss)          13,273

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                      $    13,292
                                            ___________

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Capital Opportunity Fund

Statement of Changes in Net Assets
In thousands
                                            Year
                                           Ended
                                        12/31/96   12/31/95
Increase (Decrease) in Net Assets
Operations
   Net investment income                $     19   $     28
   Net realized gain (loss)                4,575      6,420
   Change in net unrealized gain
   or loss                                 8,698      6,035

   Increase (decrease) in net
   assets from operations                 13,292     12,483

Distributions to shareholders
   Net investment income                       -        (39)

   Net realized gain                      (5,624)    (4,384)

   Decrease in net assets from
   distributions                          (5,624)    (4,423)

Capital share transactions*
   Shares sold                           109,851     65,826
   Distributions reinvested                5,285      4,286
   Shares redeemed                       (59,650)   (18,686)

   Increase (decrease) in net assets
   from capital share transactions        55,486     51,426


Net Assets

Increase (decrease) during period         63,154     59,486
Beginning of period                       61,923      2,437

End of period                           $125,077   $ 61,923
                                        ___________________

*Share information
   Shares sold                             7,015      5,243
   Distributions reinvested                  339        306
   Shares redeemed                        (3,798)    (1,400)

   Increase (decrease) in shares
   outstanding                             3,556      4,149


The accompanying notes are an integral part of these financial statements.

T. Rowe Price Capital Opportunity Fund

December 31, 1996

Notes to Financial Statements

Note 1 - Significant Accounting Policies

T. Rowe Price Capital Opportunity Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a nondiversified, open-end management investment company and commenced operations on November 30, 1994.

Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price at the time the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

Short-term debt securities are valued at their amortized cost which, when combined with accrued interest, approximates fair value.

For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

Premiums and Discounts Premiums and discounts on debt securities are amortized for both financial reporting and tax purposes.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

Note 2 - Investment Transactions

Repurchase Agreements The fund, and other affiliated funds, may transfer uninvested cash into a joint account, the daily aggregate balance of which is invested in one or more overnight repurchase agreements collaterallized by U.S. government securities. Collateral is in the possession of the fund's custodian and is evaluated daily by the fund to ensure that its market value exceeds the delivery value of the repurchase agreements at maturity. All repurchase agreements purchased by the joint account satisfy the fund's criteria as to quality, yield, and liquidity.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $151,605,000 and $107,126,000, respectively, for the year ended December 31, 1996.

Note 3 - Federal Income Taxes

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended December 31, 1996. The results of operations and net assets were not affected by the reclassifications.

Undistributed net investment income          $     (24,000)

Undistributed net realized gain                     34,000

Paid-in-capital                                    (10,000)

At December 31, 1996, the aggregate cost of investments for federal income tax and financial reporting purposes was $118,824,000, and net unrealized gain aggregated $14,828,000, of which $19,727,000 related to appreciated investments and $4,899,000 to depreciated investments.

Note 4 - Related Party Transactions

The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $92,000 was payable at December 31, 1996. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.45% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.305% for assets in excess of $50 billion. At December 31, 1996, and for the year then ended, the effective annual group fee rate was 0.33%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

Under the terms of the investment management agreement, the manager is required to bear any expenses through December 31, 1996, which would cause the fund's ratio of expenses to average net assets to exceed 1.35%. Thereafter, through December 31, 1998, the fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of expenses to average net assets to exceed 1.35%. Pursuant to this agreement, $1,000 of management fees were not accrued by the fund for the year ended December 31, 1996. Additionally, $156,000 of unaccrued 1994-1995 fees and expenses remain subject to reimbursement through December 31, 1998.

In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund.
T. Rowe Price Services, Inc. (TRPS) is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $354,000 for the year ended December 31, 1996, of which $45,000 was payable at period-end.

T. Rowe Price Capital Opportunity Fund

T. Rowe Price Shareholder Services
Report of Independent Accountants
To the Shareholders and Board of Directors of
T. Rowe Price Capital Opportunity Fund, Inc.
We have audited the accompanying statement of net assets of T. Rowe Price Capital Opportunity Fund, Inc. as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and the period from November 30, 1994 (commencement of operations) to December 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts, and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of T. Rowe Price Capital Opportunity Fund, Inc. as of December 31, 1996, the results of its operations, the changes in its net assets and financial highlights for each of the respective periods stated in the first paragraph, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.
Baltimore, Maryland
January 20, 1997

Investment Services And Information

Knowledgeable Service Representatives

By Phone 1-800-225-5132  Available Monday through Friday from
8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.
In Person  Available in T. Rowe Price Investor Centers.

Account Services

Checking  Available on most fixed income funds.

Automatic Investing  From your bank account or paycheck.

Automatic Withdrawal  Scheduled, automatic redemptions.

Distribution Options Reinvest all, some, or none of your distributions.

Automated 24-Hour Services Including Tele*Access(registered trademark) and

T. Rowe Price OnLine.

Discount Brokerage*

Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over regular commission rates.

Investment Information

Combined Statement  Overview of your T. Rowe Price accounts.

Shareholder Reports Fund managers' reviews of their strategies and results.

T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

Performance Update Quarterly review of all T. Rowe Price fund results.

Insights Educational reports on investment strategies and financial markets.

Investment Guides  Asset Mix Worksheet, College Planning Kit,
Personal

Strategy Planner, Retirees Financial Guide, and Retirement Planning
Kit.

*A division of T. Rowe Price Investment Services, Inc.  Member
NASD/SIPC.

For yield, price, last transaction,
current balance, or to conduct
transactions, 24 hours, 7 days
a week, call Tele*Access(registered trademark):
1-800-638-2587 toll free

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132 toll free
625-6500 Baltimore area

To open a Discount Brokerage
account or obtain information,
call:   1-800-638-5660 toll free

Internet address:
http://www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price Capital Opportunity Fund.

Investor Centers:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607

Invest With Confidence(registered trademark)
T. Rowe Price

T. Rowe Price Investment Services, Inc., Distributor.

RPRTCOF  12/31/96

Chart 1 - Time Reduces Volatility of Market Returns - An 8-bar chart showing best and worst annualized total returns of stocks for various rolling time periods between 1950 and 1996.

Chart 2 - Performance Comparison - SEC Graph: a line chart showing the cumulative growth of $10,000 invested in the Capital
Opportunity Fund from inception compared with $10,000 invested in a broad-based index or average over the same period.